November 2, 1999

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Ace Securities Corp. Home Loan Trust 1999-A Asset Backed Notes, Series 1999-A
               File No. 333-56213-03.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of Ace Securities Corp. Home Loan Trust 1999-A (the "Trust" or the "Issuer"), a business trust formed under the laws of the State of Delaware pursuant to an amended and restated Trust Agreement (the "Trust Agreement") dated as of August 1, 1999 (the "Cut-off Date") between Ace Securities Corp. as depositor (the "Depositor") and Wilmington Trust Company as owner trustee (the "Owner Trustee"), for the transactions described in the prospectus supplement dated August 6, 1999, is a Current Report on Form 8-K (the "Report").. The Trust will not engage in any activity other than acquiring, holding and managing the Home Loans (as defined in the Prospectus Supplement dated August 6, 1999) and the other assets of the Trust and proceeds therefrom, issuing the Securities (as defined in the Prospectus Supplement dated August 6, 1999), making payments of the Securities, and engaging in related activities.

          The Trust will issue the Notes pursuant to an Indenture dated as of the Cut-off Date (the "Indenture") between the issuer and the Indenture Trustee. The Trust will also issue the Residual Certificate pursuant to the Trust Agreement. The Notes and the Residual Certificate are referred to herein as the "Securities." Only the Notes are offered hereby. The Notes will be secured by the Trust Estate pursuant to the Indenture.

          The Offered Notes were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-56213-03). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, within 15 business days after each Distribution Date (as defined in the Indenture), a Current Report on Form 8-K in substantially the form attached herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Indenture.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 247-6255.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Deutsche Bank, as S.E.C. Reporting Agent for Ace Securities Corp. Home Loan Trust 1999-A Asset Backed Notes, Series 1999-A.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  September 20, 1999


                                ACE SECURITIES CORP.
          (as Depositor under the Indenture, dated as of August 1, 1999, providing for the issuance of Ace Securities Corp. Home Loan Trust 1999-A Asset Backed Notes, Series 1999-A.


                    ACE SECURITIES CORP. HOME LOAN TRUST 1999-A
                        ASSET BACKED NOTES, SERIES 1999-A.
              (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                333-56213-03                             56-2088493
                (Commission File Number)                 (I.R.S. Employer
                                                         Identification No.)


                6525 MORRISON BOULEVARD, SUITE 318
                CHARLOTTE, NORTH CAROLINA                 28211
                (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (704) 365-0569


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of September 20, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., a part of the Deutsche Bank group not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture dated as of August 1, 1999.


          Date:  November 2, 1999           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of September 20, 1999.





                              Ace Securities   1999-A
                              Asset Backed Notes


                              September 20, 1999 Distribution


                                 Contents



                                                            TABLE OF CONTENTS


>                                                                  Page

                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               4
                                                                       4.  Cred
>it Enhancement Report                                               7
                                                                       5.  Coll
>ateral Report                                                       8
                                                                       6.  Deli
>nquency Report                                                     11
                                                                       7.  REO
>Report                                                             12
                                                                       8.  Fore
>closure Report                                                     13
                                                                       9.  Prep
>ayment Report                                                      14
                                                                      10.  Prep
>ayment Detail Report                                               17
                                                                      11.  Real
>ized Loss Report                                                   21
                                                                      12.  Real
>ized Loss Detail Report                                            24





                                                                           Tota
>l Number of Pages
> 24




                                                            CONTACTS

                                                                            Adm
>inistrator:   Tiffany L. Campbell
                                                                            Dir
>ect Phone Number:   (949)224-8097
                                                                            Add
>ress:   Bankers Trust Company of California, N.A.

>              3 Park Plaza 16th Floor, Irvine, CA 92614

                                                                            Web
> Site:   http://online.bankerstrust.com/invr/
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (949) 253-7575




               ISSUANCE INFORMATION

                              Seller:                       Ace Securities
>                                                         Cut-Off Date:
>     August 1, 1999
                              Certificate Insurer:          MBIA Insurance Corp
>oration                                                  Closing Date:
>      August 13, 1999
                              Servicer(s):                  GMAC      Master Se
>rvicer                                                   First Payment Date:
>  September 20, 1999



                              Underwriter(s):               Deutsche Banc Alex
>Brown                                                    Distribution Date:
>    September 20, 1999

>                                                         Record Date:
>      August 31, 1999

>                          Page 1 of 24
>          (c) COPYRIGHT 1999 Bankers Trust Company


                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1

                                                                issue_idperiod
>       t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                DB991A  199909
>        0       0 613831642976.3822722.07       0       0     216       2
> 2       0       0       0       0       0       0       0       0       0
>  0

                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       0

                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3



                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       0

                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0

                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0

                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0

t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0817397.8       0       0       0       0      29       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      0 6204015     220       0       0817397.8      29       0       04.38E
>+08

t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba



t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba

                                                                     170
>0       0                                                         130.936
>                                                 0       0     0.01431619
                         1029827 4519215402629.2       0       0     170
>0       0                                                         130.935
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
4.32E+08   14072   13901 1029827 4519215402629.2       0       0     170
>0       0       0222968.350607.41576566725437376454373764       0130.9358
> 0       0       0       0       0       0       0       0    0.014316189


>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p


>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p


>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p


     0.00005263        0.01436881       00.001893       0                   0.1
>32
                                                        0                   0.1
>31
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    5.26255E-05       0.014368814       00.001893       0  Sep-99431.7694 0.131
>72                                                0.0112710.988729
>   0.0112710.127172                0.127172       0


              0                 0       0       0       0

                                         BankruptREO     Fixed   Fixed   Fixed
>
>           Fixed                   Fixed           Fixed
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA



              0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA



              0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA



              0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR 1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
        4921.845       0       1                       0       0
>        0
>                         3       3Collection Account Repor       4       3
>  0

>
>                         4       4Credit Enhancement Repor       7       1

>
>                         5       5Collateral Report              8       3
>  0

>
>                         6       6Delinquency Report            11       1
>  0

>
>                         7       7REO Report                    12       1

>
>                         8       8Foreclosure Report            13       1

>
>                         9       9Prepayment Report             14       3
>  0

>
>                        10      10Prepayment Detail Report      17       4

>
>                        11      11Realized Loss Report          21       3
>  0

>
>                        12      12Realized Loss Detail Rep      24       1

>
>                        13        Triggers, Adj. Rate Cert. and Mi       0

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         24


Fixed   Fixed                                           Fixed
>         Fixed                           Fixed
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity


CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity


CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity

CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity


# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       1       1       1
               1               1
               1               1
       0       3       3       1
               4               1
       0       3       3       1
               1               1
               0       1       0
               0               0
               0       1       0
               0               0
               0               0
              24